Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund, Inc.

ANNUAL REPORT

March 31, 2002

Established 1977

Richard B. Fisher

President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated High Income Bond Fund, Inc. was created in 1977, and I am pleased to present its 25th Annual Report. The $1.8 billion fund is designed to provide high monthly income from a broadly diversified portfolio of high-yield bonds.1 The fund's income is generated from a portfolio of over 340 corporate bond issues in more than 35 industry sectors.

In 1977, the fund's assets totaled $25 million, and the overall high-yield bond market's total assets were $24 billion. The fund was one of only ten high-yield bond funds and, at that time, new issues came to market at a rate of $1 billion annually. Today, total high yield bonds outstanding is about $790 billion.

More than ever before, broad diversification is essential to maintain generous income. The slowing U.S. economy does affect corporate profits, earnings and debt repayments. It has been a very difficult year, as record levels in bankruptcies impacted high-yield securities. The fund's managers were strongly reminded of their experiences in 1989 and 1990--not a nice situation, but again, proving that broad diversification is essential.

This report covers the 12-month reporting period from April 1, 2001 through March 31, 2002. It begins with an interview with the fund's portfolio manager, Mark E. Durbiano, Senior Vice President of Federated Investment Management Company. Following his discussion are two additional items of shareholder interest. First is a complete listing of the fund's high-yielding corporate bond holdings, and second is the publication of the fund's financial statements. I urge you to review the fund's holdings and read Mark's discussion about the fund's outlook.

1 Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities for default.

The fund has paid monthly dividends since its inception--that's over 300 times!

While the high-yield market underperformed the high-quality bond market during 2001, high-yield bonds substantially outperformed high-quality bonds year-to-date during the three months ended March 31, 2002. The main reason for the strong showing by high-yield bonds in the first quarter of 2002 was increasing confidence that the U.S. economy was recovering. Even a slow economic recovery bodes well for the corporations in the fund's portfolio.

I urge you to take a few moments to review the fund's holdings--you will recognize many of our holdings such as Premier Parks, Levi Strauss & Co., Owens-Illinois, and Fox/Liberty Networks.

For the fiscal year ended March 31, 2002, the fund produced attractive income that helped temper a decline in net asset value. Individual share class total return performance, including income distributions, follows.2

	Net Asset Value Change	Income Distributions	Total Return
Class A Shares	$8.64 to $7.68 = (11.11)%	$0.845	(1.17)%
Class B Shares	$8.63 to $7.68 = (11.01)%	$0.785	(1.79)%
Class C Shares	$8.63 to $7.68 = (11.01)%	$0.785	(1.79)%

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (5.64)%, (6.68)%, and (2.68)%, respectively.

Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Strong returns from the fund's overweight positions in Health Care, Consumer, Food and Lodging sectors helped overall returns.

As I have always recommended buying more shares when prices are down, I again believe that 2002 may be a buying opportunity. I recommend adding to your account, as the fund's income return has been especially attractive.

Thank you for investing a portion of your wealth in Federated High Income Bond Fund, Inc. Your questions, comments or suggestions about the fund are always welcome.

Very sincerely yours,

Richard B. Fisher

Richard B. Fisher

President

May 15, 2002

Mark E. Durbiano

Senior Vice President
Federated Investment Management Company

Investment Review

Q.

How did high-yield bonds perform over the reporting period?

A.

For the period as a whole, high-yield bonds substantially underperformed the high-quality bond market. For example, the Lehman Brothers High Yield Bond Index1 returned 0.65% for the 12-months ended March 31, 2002 compared to the Lehman Brothers Aggregate Bond Index,2 a measure of high-quality bond performance, which returned 5.35%.

The underperformance was the result of a weakening domestic economy, dramatic underperformance in the Telecommunications sector, (the market's largest sector at the beginning of the period), escalating default rates for high-yield securities (especially in the Telecommunications sector), weakening equity prices and fears about the U.S. economy getting even weaker after the September 11 terrorist attacks. Interestingly, all of the underperformance occurred in the first six months of the period, with the high-yield market actually showing strong absolute and relative performance in the six months ended March 31, 2002. For example, the Lehman Brothers High Yield Bond Index returned 7.56% compared to the Lehman Brothers Aggregate Bond Index, which returned 0.14% in the second half of the reporting period.

1 Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. The index is unmanaged, and investments cannot be made in an index.

2 Lehman Brothers Aggregate Bond Index is a composite index of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original amount invested. Indexes are rebalanced monthly by market capitalization. The indexes are unmanaged, and investments cannot be made in an index.

This strong performance rebound was driven by increasing confidence that the U.S. economy was recovering. The extremes the market experienced during the period can be illustrated by the yield spread between the Credit Suisse First Boston High Yield Index3 and comparable duration Treasury securities. The yield spread started the period at 852 basis points, reached its peak at 1,012 basis points on September 30, 2001 and ended the period on March 31, 2002 at 744 basis points.

Q.

How did the fund perform during its 12-month reporting period?

A.

Over the reporting period, the fund's Class A Shares' total return of (1.17)%4 underperformed the Lehman Brothers High Yield Bond Index return of 0.65% and also modestly underperformed its peer group, the Lipper High Current Yield Fund Average,5 which returned (0.94)%.

Q.

Why did the fund underperform?

A.

The fund typically takes increased credit risk relative to the market because we believe that over the credit cycle, we will be able to generate superior returns through superior credit selection. Unfortunately, in difficult periods for the market, this does tend to lead to modest underperformance. For example, the fund was underweight the high-quality BB-rated sector of the market and overweight the B-rated sector. During the reporting period, the BB-rated sector outperformed the B-rated sector by 951 basis points, more than explaining the fund's underperformance on a gross return basis. The fund's telecommunications and European cable TV exposure also negatively impacted returns as these sectors underperformed the overall high-yield market. These sector exposures have been reduced over the past 12 months.

3 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds rated in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return.

4 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (5.64)%, (6.68)%, and (2.68)%, respectively.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not reflect sales charges.

Q.

What were some of the positive factors regarding performance?

A.

Specific holdings in Hanger Orthopedic (Healthcare), Huntsman Packaging (Container & Glass Products), Euramax International (Industrial Products & Equip.), ISG Resources (Industrial Products & Equip.) and Agrilink Foods (Food Products) positively impacted performance.

It is worth noting that the fund generated very strong relative performance when the market rebounded in the second half of the period. We believe this illustrates the fund's potential to outperform over the credit and economic cycle, given our posture relative to the overall high-yield market.

Q.

How did the fund perform over the reporting period in terms of income?

A.

The fund provided shareholders with a strong level of income. Income distributions per share were $0.845, $0.785 and $0.785 for Class A, B, and C Shares, respectively. In terms of yield, as of March 31, 2002, the fund produced 30-day SEC yields at net asset value of 8.84%, 8.07% and 8.07% for Class A, B and C Shares, respectively.6

Q.

What were the fund's five largest industry exposures as of March 31, 2002?

Sector	Percentage of Net Assets
Cable Television	9.3%
Health Care	7.8%
Telecommunications & Cellular	7.3%
Consumer Products	6.3%
Broadcast Radio & TV	5.7%

6 The 30-day SEC yield at offering price was 8.44% for Class A Shares.

The 30-day current net yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

Even if economic recovery is slow in the United States, our holdings in many industry sectors may benefit.

...as always in high-yield bonds, security selection is vital.

Q.

What were the fund's five largest holdings as of March 31, 2002?

Percentage of Net Assets
Charter Communications Holdings Capital Corp.	3.0%
Allied Waste Industries, Inc.	2.5%
NEXTEL Communications, Inc.	2.5%
Premier Parks, Inc.	1.8%
Owens-Illinois, Inc.	1.5%
TOTAL	11.3%

Q.

What is your outlook for the U.S. economy and the high-yield market for the rest of 2002?

A.

We expect the U.S. economy to continue to slowly improve as 2002 progresses and believe that default rates on high-yield bonds will decline from the historically high levels seen in 2001. However, we do expect to see default rates remain above long-term averages in 2002, especially in the first half of the year. However, it is most likely that peak in default rates on a trailing 12-months basis have already occurred, and most defaults that will occur near term are currently priced at very distressed levels, i.e., their impact on performance will be relatively minor from this level. Security selection will continue to be a very important component of relative performance.

Q.

What is the outlook for income?

A.

The income distributions for the fund have fallen over the past year. There are three primary reasons for this. The high-yield market and the fund have endured three consecutive years of above-average default rates. Second, the overall quality of new issuance has improved and, while this should lead to a decline in default rates, these higher quality new issues tend to come into the market at lower yields. Finally, many of our high coupon issues from five years ago are now callable, and a number of companies that performed well are able to refinance their debt at lower rates. All these factors lead to lower income levels for the fund.

Looking forward, we need to keep a few things in mind. First, we can only deliver what the market offers us. Downgrading portfolio quality to maintain high income payments, when the market dictates lower payouts, is a losing strategy. Second, high-yield bonds, and funds like Federated High Income Bond Fund, have offered some of the most attractive current yields available. Finally, we remain committed to delivering the highest yields available, subject to maintaining portfolio quality at acceptable standards.

Q.

Given your outlook, what strategies are you employing to enhance relative returns?

A.

We continue to like the health care and food-related industries for their stable operating characteristics, the Lodging sector as the industry continues to rebound from September 11 concerns and auto parts suppliers given the current healthy level of auto sales. We continue to take money out of the Telecommunications sector, as the rebound for that sector still appears elusive.

We remain shorter from a duration7 standpoint relative to the fund's benchmark, the Lehman Brothers High Yield Bond Index, as we have concerns that interest rates may be biased higher in the second half of 2002. We also remain more credit sensitive than the index to capitalize on the rebounding economy.

7 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Hypothetical Investor Profile--
Investing for High Monthly Income

Megan and Chuck Colby are fictional investors who are looking for high monthly income opportunities in their retirement. Their goal was to retire early, travel, and visit frequently with their children and grandchildren. To help achieve their goal, on November 30, 1977 they invested $10,000 in the Class A Shares of Federated High Income Bond Fund, Inc. For the next 15 years, they systematically invested $1,000 per month, equaling $12,000 per year, investing a total of $190,000.

Chuck and Megan decided to retire at the end of 1992. This chart shows how their investments grew to $529,418 on December 31, 1992. Starting on January 31, 1993, the Colbys decided to take $3,000 monthly from this account as supplemental income. Through March 31, 2002, just over nine years, their monthly income withdrawal totaled $333,000.

In addition to this withdrawal plan, the value of the investment on March 31, 2002 was $525,116. The Colbys received high monthly income, and this account maintained a market value of more than $500,000. Please note during the period December 31, 1992 through March 31, 2002, the number of fund shares owned increased from 49,386 to 68,375. The Colbys have received generous monthly income, plus maintained their wealth.

Past performance is no guarantee of future results. This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder.

Systematic investing does not assure a profit or protect against loss in declining markets.

Federated High Income Bond Fund, Inc. -- Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1992 to March 31, 2002 compared to the Lehman Brothers Single B Index (LBSBI)2 and the Lipper High Current Yield Funds Average (LHCYFA).2

Average Annual Total Return[3] as of 3/31/2002
1 Year	(5.64)%
5 Years	0.90%
10 Years	5.89%
Start of Performance (11/30/1977)	8.80%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI and LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total return quoted reflects all applicable sales charges.

Federated High Income Bond Fund, Inc. -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to March 31, 2002 compared to the Lehman Brothers Single B Index (LBSBI)2 and the Lipper High Current Yield Funds Average (LHCYFA).2

Average Annual Total Return[3] as of 3/31/2002
1 Year	(6.68)%
5 Years	0.80%
Start of Performance (9/28/1994)	4.56%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI and LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated High Income Bond Fund, Inc. -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class C Shares) (the "Fund") from May 1, 1993 (start of performance) to March 31, 2002 compared to the Lehman Brothers Single B Index (LBSBI)2 and the Lipper High Current Yield Funds Average (LHCYFA).2

Average Annual Total Return[3] as of 3/31/2002
1 Year	(2.68)%
5 Years	1.06%
Start of Performance (5/1/1993)	4.58%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchases date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBF and LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2002

Principal Amount			Value
		CORPORATE BONDS--94.4%
		Aerospace & Defense--0.7%
$3,075,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$3,290,250
7,425,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	8,278,875
2,200,000	[1,2]	Condor Systems, Inc., Sr. Sub. Note (Series B), 11.875%, 5/1/2009	33,000

		TOTAL	11,602,125

		Automotive--4.2%
2,325,000		Accuride Corp., Sr. Sub. Note (Series B), 9.25%, 2/1/2008	1,825,125
4,875,000		Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004	4,996,875
2,375,000		Aftermarket Technology Co., Sr. Sub. Note (Series D), 12.00%, 8/1/2004	2,434,375
12,725,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	13,647,562
5,525,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	5,257,535
4,250,000		Arvinmeritor Inc., Note, 8.750%, 3/1/2012	4,432,197
6,575,000	[2,3]	Collins & Aikman Products Co., Sr. Note, 10.75%, 12/31/2011	6,690,062
3,100,000	[4]	Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006	2,875,250
7,525,000		Dana Corp., Note, 9.00%, 8/15/2011	7,506,187
24,925,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	25,797,375

		TOTAL	75,462,543

		Banking--1.1%
4,250,000		GS Escrow Corp., Sr. Note, 7.00%, 8/1/2003	4,338,485
14,650,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	14,591,693

		TOTAL	18,930,178

		Beverage & Tobacco--0.6%
5,000,000		Constellation Brands, Inc., Sr. Sub. Note, 8.125%, 1/15/2012	5,125,000
1,000,000	[2,3]	Cott Beverages, Inc., Sr. Sub. Note, 8.00%, 12/15/2011	1,032,500
1,250,000		Dimon, Inc., Sr. Note, 8.875%, 6/1/2006	1,318,750
2,550,000		Dimon, Inc., Sr. Note (Series B), 9.625%, 10/15/2011	2,728,500

		TOTAL	10,204,750

		Broadcast Radio & TV--4.9%
8,450,000		ACME Television, LLC, Sr. Disc. Note (Series B), 10.875%, 9/30/2004	8,619,000
5,000,000		Ackerley Group, Inc. (The), Sr. Sub. Note, 9.00%, 1/15/2009	5,450,000
4,475,000		Chancellor Media Corp., Company Guarantee, 8.00%, 11/1/2008	4,665,187
8,375,000		Chancellor Media Corp., Sr. Sub. Note, 8.125%, 12/15/2007	8,668,125
2,500,000	[2,3]	Corus Entertainment, Inc., Sr. Sub. Note, 8.75%, 3/1/2012	2,587,500
22,625,000	[5]	Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	23,105,781
Principal Amount			Value
		CORPORATE BONDS--continued
		Broadcast Radio & TV--continued
$2,975,000		Liberty Media Corp., Sr. Note, 7.75%, 7/15/2009	$2,876,527
3,000,000		Lin Television Corp., Company Guarantee, 8.00%, 1/15/2008	3,112,500
8,646,000		Loral Cyberstar, Inc., Company Guarantee, 10.00%, 7/15/2006	6,614,190
10,750,000	[2,3]	PanAmSat Corp., Sr. Note, 8.50%, 2/1/2012	10,692,057
775,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.75%, 12/15/2007	800,187
5,950,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007	6,158,250
5,275,000		XM Satellite Radio, Inc., Sr. Note, 14.00%, 3/15/2010	3,771,625

		TOTAL	87,120,929

		Building & Development--1.4%
5,850,000		American Builders & Contractors Supply Co. Inc., Sr. Sub. Note, 10.625%, 5/15/2007	6,054,750
6,400,000		NCI Building System, Inc., Sr. Sub. Note (Series B), 9.25%, 5/1/2009	6,464,000
3,675,000		Nortek, Inc., Sr. Note, 9.125%, 9/1/2007	3,812,812
7,625,000		WCI Communities, Inc., Sr. Sub. Note, 10.625%, 2/15/2011	8,311,250

		TOTAL	24,642,812

		Business Equipment & Services--1.4%
9,150,000		Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	9,744,750
349,773	[2]	Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	87,443
3,950,000		Global Imaging Systems, Inc., Sr. Sub. Note, 10.75%, 2/15/2007	4,048,750
11,400,000	[2,3]	Xerox Corp., Sr. Note, 9.75%, 1/15/2009	10,858,500

		TOTAL	24,739,443

		Cable Television--9.2%
6,425,000		Adelphia Communications Corp., Sr. Note, 10.25%, 6/15/2011	5,943,125
1,000,000		CSC Holdings, Inc., Sr. Note, 7.25%, 7/15/2008	966,670
4,725,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	4,801,356
4,800,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	4,796,880
3,850,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	4,061,750
32,450,000	[5]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	22,552,750
16,650,000	[5]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/11.75%, 5/15/2011	9,740,250
32,125,000	[5]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	20,720,625
550,000		Charter Communications Holdings Capital Corp., Sr. Note, 8.625%, 4/1/2009	506,000
7,000,000		Diamond Cable Communications PLC, Sr. Disc. Note, 10.75%, 2/15/2007	2,100,000
14,675,000		Diamond Cable Communications PLC, Sr. Disc. Note, 11.75%, 12/15/2005	4,329,125
Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--continued
$3,750,000		Diamond Cable Communications PLC, Sr. Disc. Note, 13.25%, 9/30/2004	$1,162,500
14,425,000		Echostar Broadband Corp., Sr. Note, 10.375%, 10/1/2007	15,542,937
8,850,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	9,270,375
5,450,000		International Cabletel, Inc., Sr. Defd. Cpn. Note, 11.50%, 2/1/2006	1,934,750
6,250,000		International Cabletel, Inc., Sr. Defd. Note, 12.75%, 4/15/2005	1,906,250
4,900,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	5,094,138
2,475,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	2,790,166
16,075,000	[5]	NTL, Inc., Sr. Defd. Cpn., Note, 0/9.75%, 4/1/2008	5,385,125
7,775,000	[5]	NTL, Inc., Sr. Defd. Cpn., Note, 0/12.375%, 10/1/2008	2,449,125
9,625,000	[5]	Pegasus Communications Corp., Sr. Disc. Note, 0/13.50%, 3/1/2007	4,668,125
7,000,000	[5]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	4,725,000
6,675,000		Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	7,325,812
6,500,000		Rogers Cablesystems Ltd., Company Guarantee, 11.00%, 12/1/2015	7,117,500
17,200,000		TeleWest PLC, Sr. Disc. Deb., 11.00%, 10/1/2007	8,772,000
1,825,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	930,750
12,900,000	[1]	UIH Australia/Pacific, Sr. Disc. Note, 14.00%, 5/15/2006	709,500
15,840,000	[1,5]	United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/12.50%, 8/1/2009	1,821,600
7,200,000	[1,5]	United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/13.375%, 11/1/2009	828,000
1,000,000	[1]	United Pan-Europe Communications NV, Sr. Note (Series B), 10.875%, 8/1/2009	135,000

		TOTAL	163,087,184

		Chemicals & Plastics--3.6%
1,650,000		Airgas, Inc., Sr. Sub Note, 9.125%, 10/1/2011	1,757,250
2,750,000	[2,3]	Compass Minerals Group, Inc., Sr. Sub. Note, 10.00%, 8/15/2011	2,915,000
4,550,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	4,732,000
1,850,000	[2,3]	Foamex LP, Sr. Secd. Note, 10.75%, 4/1/2009	1,896,250
4,000,000	[4]	Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	3,660,000
6,825,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	6,961,500
4,350,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	3,632,250
9,525,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	9,001,125
1,150,000		Lyondell Chemical Co., Sr. Secd. Note (Series A), 9.625%, 5/1/2007	1,167,250
18,625,000	[4]	Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	17,973,125
3,700,000	[2,3]	OM Group, Inc., Sr. Sub. Note, 9.25%, 12/15/2011	3,866,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Chemicals & Plastics--continued
$6,825,000	[1]	Sterling Chemicals Holdings, Inc., Sr. Secd. Disc. Note, 13.50%, 8/15/2008	$34,125
7,700,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	6,737,500

		TOTAL	64,333,875

		Clothing & Textiles--0.9%
1,425,000	[2,3]	Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 9.75%, 2/15/2010	1,499,812
6,025,000	[1,2]	Dyersburg Corp., Company Guarantee, 9.75%, 9/1/2007	173,219
8,425,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	7,119,125
7,075,000	[1,2]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	71
5,700,000	[1,2]	Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	85,500
6,500,000	[1,2]	Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	97,500
7,075,000		William Carter Co., Sr. Sub. Note, 10.875%, 8/15/2011	7,587,937

		TOTAL	16,563,164

		Conglomerates--0.5%
11,950,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	8,424,750

		Consumer Products--6.3%
13,400,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	15,075,000
5,000,000	[2,3]	American Achievement Corp., Sr. Note, 11.625%, 1/1/2007	5,200,000
5,150,000	[4]	American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	5,330,250
2,625,000		American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005	2,493,750
6,550,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	5,272,750
3,675,000		Armkel Finance, Inc., Sr. Sub. Note, 9.50%, 8/15/2009	3,950,625
1,665,000		Boyds (The) Collection, Ltd., Sr. Sub. Note (Series B), 9.00%, 5/15/2008	1,677,487
9,250,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	9,296,250
2,375,000	[1,5]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	35,625
1,400,000	[1]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	21,000
3,675,000	[2,3]	ICON Health & Fitness, Inc., Sr. Sub. Note, 11.25%, 4/1/2012	3,623,146
7,325,000		Jostens, Inc., Unit, 12.75%, 5/1/2010	8,204,000
6,150,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	6,503,625
1,100,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	1,078,000
7,875,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	8,386,875
14,850,000	[4]	Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	7,053,750
4,050,000	[5]	Sealy Mattress Co., Sr. Disc. Note, 0/10.875%, 12/15/2007	3,979,125
3,350,000	[4]	Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	3,450,500
3,025,000	[1]	Sleepmaster LLC, Sr. Sub. Note (Series B), 11.00%, 5/15/2009	393,250
5,190,000		True Temper Sports, Inc., Sr. Sub. Note (Series B), 10.875%, 12/1/2008	5,527,350
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Products--continued
$9,450,000		United Industries Corp., Sr. Sub. Note (Series B), 9.875%, 4/1/2009	$9,402,750
6,975,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	6,730,875

		TOTAL	112,685,983

		Container & Glass Products--3.7%
3,050,000		Graham Packaging Co., Sr. Sub. Note, 8.75%, 1/15/2008	2,851,750
2,750,000		Graham Packaging Co., Sub. Note, 5.5525%, 1/15/2008	2,323,750
6,675,000		Huntsman Packaging Corp., Sr. Sub. Note, 13.00%, 6/1/2010	7,075,500
1,875,000	[2,3]	Owens-Brockway Glass Container, Inc., Sr. Secd. Note, 8.875%, 2/15/2009	1,907,812
6,850,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	6,576,000
3,000,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	2,790,000
9,150,000	[4]	Owens-Illinois, Inc., Sr. Note, 7.85%, 5/15/2004	9,012,750
8,375,000	[4]	Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	8,081,875
6,675,000	[2,3]	Plastipak Holdings, Sr. Note, 10.75%, 9/1/2011	7,375,875
731,919	[2,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	550,769
8,550,000	[2,3]	Sealed Air Corp., Note, 8.75%, 7/1/2008	8,789,400
8,600,000		Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	9,030,000

		TOTAL	66,365,481

		Ecological Services & Equipment--2.5%
3,750,000		Allied Waste North America, Inc. (Series B), 8.875%, 4/1/2008	3,825,000
21,800,000		Allied Waste North America, Inc., Sr. Note, 7.875%, 1/1/2009	21,200,500
19,275,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	19,612,312

		TOTAL	44,637,812

		Electronics--1.0%
6,075,000	[4]	Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	6,561,000
5,500,000		Ingram Micro, Inc., Sr. Sub. Note, 9.875%, 8/15/2008	5,761,250
17,000,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	4,675,000

		TOTAL	16,997,250

		Farming & Agriculture--0.1%
3,175,000		Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	2,111,375

		Food & Drug Retailers--0.2%
2,375,000		Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004	1,318,125
1,950,000	[2,3]	Pathmark Stores, Inc., Sr. Sub. Note, 8.75%, 2/1/2012	2,023,125

		TOTAL	3,341,250

		Food Products--3.6%
12,900,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	13,545,000
3,650,000	[2,3]	B&G Foods, Inc., Sr. Sub. Note, 9.625%, 8/1/2007	3,736,687
Principal Amount			Value
		CORPORATE BONDS--continued
		Food Products--continued
$9,725,000		Del Monte Corp., Company Guarantee (Series B), 9.25%, 5/15/2011	$10,259,875
7,025,000		Eagle Family Foods, Inc., Company, 8.75%, 1/15/2008	5,655,125
8,900,000	[2,3]	Land O'Lakes, Inc., Sr. Note, 8.75%, 11/15/2011	8,900,000
7,575,000		Michael Foods, Inc., Sr. Sub. Note, 11.75%, 4/1/2011	8,294,625
5,950,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	5,860,750
3,150,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	3,307,500
4,175,000		Smithfield Foods, Inc., Sr. Note (Series B), 8.00%, 10/15/2009	4,279,375

		TOTAL	63,838,937

		Food Services--1.2%
5,200,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	4,186,000
8,250,000		Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008	7,878,750
8,750,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	9,537,500

		TOTAL	21,602,250

		Forest Products--2.4%
3,525,000	[4]	Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	3,459,012
15,850,000	[4]	Georgia-Pacific Corp., Sr. Note, 8.125%, 5/15/2011	15,509,542
2,050,000	[2,3]	Graphic Packaging Corp., Sr. Sub. Note, 8.625%, 2/15/2012	2,137,125
7,225,000		Riverwood International Corp., Sr. Note, 10.625%, 8/1/2007	7,676,562
2,425,000	[4]	Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008	2,528,063
7,700,000	[2,3]	Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	8,335,250
2,900,000		Stone Container Corp., Sr. Note, 12.58%, 8/1/2016	3,088,500

		TOTAL	42,734,054

		Gaming--2.2%
4,400,000	[2,3]	Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	4,466,000
3,600,000	[2,3,4]	Coast Hotels & Casinos, Inc., Company Guarantee, 9.50%, 4/1/2009	3,820,500
8,575,000		MGM Grand, Inc., Sr. Sub. Note, 9.75%, 6/1/2007	9,303,875
1,750,000	[2,3]	Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	1,859,375
5,350,000	[4]	Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	5,818,125
7,875,000	[2,3]	Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	7,825,781
5,450,000		Park Place Entertainment Corp., Sr. Sub. Note, 8.125%, 5/15/2011	5,477,250

		TOTAL	38,570,906

		Health Care--7.8%
1,050,000		Alaris Medical Systems, Company Guarantee, 9.75%, 12/1/2006	1,015,875
5,875,000		Alaris Medical Systems, Sr. Sub. Note (Series B), 11.625%, 12/1/2006	6,433,125
10,125,000		Alliance Imaging, Inc., Sr. Sub. Note, 10.375%, 4/15/2011	10,884,375
2,625,000		AmerisourceBergen Corp., Sr. Note, 8.125%, 9/1/2008	2,762,813
Principal Amount			Value
		CORPORATE BONDS--continued
		Health Care--continued
$10,225,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	$10,480,625
2,000,000		Columbia/HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	2,037,140
20,700,000	[4]	Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	21,528,000
6,725,000	[4]	HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	7,369,860
10,525,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	10,982,838
1,875,000	[2,3]	Hanger Orthopedic Group, Inc., Sr. Note, 10.375%, 2/15/2009	1,973,438
9,350,000	[4]	Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	9,303,250
3,815,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	2,441,600
2,275,000	[2,3]	Insight Health Services, Sr. Sub. Note, 9.875%, 11/1/2011	2,348,938
13,950,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	14,438,250
4,350,000	[2,3]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	4,284,750
2,175,000	[4]	Magellan Health Services, Inc., Sr. Sub. Note, 9.00%, 2/15/2008	1,707,375
2,350,000	[4]	Owens & Minor, Inc., Sr. Sub. Note, 8.50%, 7/15/2011	2,479,250
11,950,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	13,086,206
4,000,000		Triad Hospitals, Inc., Company Guarantee (Series B), 8.75%, 5/1/2009	4,300,000
4,650,000	[2,3]	US Oncology, Inc., Sr. Sub. Note, 9.625%, 2/1/2012	4,580,250
4,325,000		Vanguard Health Systems, Sr. Sub. Note, 9.75%, 8/1/2011	4,562,875

		TOTAL	139,000,833

		Hotels, Motels & Inns--4.6%
4,800,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	4,980,000
3,000,000	[2,3]	Felcor Lodging LP, Company Guarantee, 9.50%, 9/15/2008	3,180,000
5,375,000		Felcor Lodging LP, Sr. Note, 8.50%, 6/1/2011	5,495,938
10,325,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	11,047,750
1,000,000		HMH Properties, Inc., Sr. Note (Series A), 7.875%, 8/1/2005	1,002,500
12,550,000		HMH Properties, Inc., Sr. Note (Series B), 7.875%, 8/1/2008	12,487,250
8,050,000	[4]	HMH Properties, Inc., Sr. Note (Series C), 8.45%, 12/1/2008	8,130,500
4,050,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	3,911,612
5,625,000		Hilton Hotels Corp., Note, 8.25%, 2/15/2011	5,556,544
9,450,000		ITT Corp., Unsecd. Note, 6.75%, 11/15/2005	9,371,660
2,375,000		MeriStar Hospitality Corp., Sr. Note, 9.00%, 1/15/2008	2,425,469
6,900,000		MeriStar Hospitality Corp., Sr. Note, 9.125%, 1/15/2011	7,072,500
2,700,000	[2,3]	MeriStar Hospitality Corp., Sr. Note, 10.50%, 6/15/2009	2,889,000
1,825,000	[2,3]	RFS Partnership LP, Sr. Note, 9.75%, 3/1/2012	1,888,875
2,975,000	[2,3]	Vail Resorts, Inc., Sr. Sub. Note, 8.75%, 5/15/2009	3,064,250

		TOTAL	82,503,848

Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--4.1%
$4,845,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	$5,135,700
6,650,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	6,849,500
3,545,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	1,843,400
10,510,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	10,299,800
5,075,000		Hexcel Corp., Sr. Sub. Note, 9.75%, 1/15/2009	3,628,625
1,917,000		Hexcel Corp., Sub. Conv. Note, 7.00%, 8/1/2003	1,397,014
8,225,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	7,813,750
1,400,000	[2,3]	Joy Global, Inc., Sr. Sub. Note, 8.75%, 3/15/2012	1,442,000
11,400,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	11,571,000
3,000,000		Neenah Corp., Sr. Sub. Note (Series B), 11.125%, 5/1/2007	1,275,000
10,650,000		Neenah Corp., Sr. Sub. Note (Series F), 11.125%, 5/1/2007	4,526,250
7,075,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	7,110,375
7,400,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	7,030,000
3,500,000	[4]	WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	3,325,000

		TOTAL	73,247,414

		Leisure & Entertainment--2.1%
2,450,000	[1,2]	AMF Bowling Worldwide, Inc., Company Guarantee, 10.875%, 3/15/2006	134,750
10,502,000	[1,2]	AMF Bowling Worldwide, Inc., Sr. Disc. Note (Series B), 12.25%, 3/15/2006	577,610
13,175,000	[5]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	12,631,531
2,650,000		Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006	2,784,620
14,900,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	15,682,250
4,600,000	[2,3]	Regal Cinemas, Inc., Sr. Sub. Note, 9.375%, 2/1/2012	4,876,000

		TOTAL	36,686,761

		Machinery & Equipment--2.9%
11,400,000		AGCO Corp., Sr. Note, 9.50%, 5/1/2008	12,369,000
5,425,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	5,736,938
8,375,000	[1,2]	Clark Material Handling Corp., Company Guarantee, 10.75%, 11/15/2006	838
7,625,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	7,281,875
2,850,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	1,182,750
6,350,000	[1]	Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	1,936,750
2,100,000	[4]	United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	2,142,000
8,325,000	[4]	United Rentals, Inc., Company Guarantee (Series B), 9.00%, 4/1/2009	8,408,250
11,350,000		United Rentals, Inc., Sr. Note, 10.75%, 4/15/2008	12,456,625

		TOTAL	51,515,026

Principal Amount			Value
		CORPORATE BONDS--continued
		Metals & Mining--0.4%
$8,625,000	[1,2]	AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	$5,196,563
11,475,000	[1,2]	AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	1,749,938
1,250,000		Murrin Murrin Holdings Pty Ltd., Sr. Secd. Note, 9.375%, 8/31/2007	212,500

		TOTAL	7,159,001

		Oil & Gas--3.2%
2,175,000		AmeriGas Partners LP, Sr. Note, 8.875%, 5/20/2011	2,251,125
4,200,000		BRL Universal Equipment, Sr. Secd. Note, 8.875%, 2/15/2008	4,347,000
1,975,000	[4]	Comstock Resources, Inc., Sr. Note, 11.25%, 5/1/2007	2,063,875
10,250,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	8,661,250
3,275,000		DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007	3,356,875
1,000,000	[2,3]	Dresser, Inc., Sr. Sub. Note, 9.375%, 4/15/2011	1,035,000
6,400,000		Dresser, Inc., Sr. Sub. Note, 9.375%, 4/15/2011	6,560,000
2,975,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	3,213,000
6,550,000	[2,3]	Hanover Equipment Trust, Sr. Secd. Note (Series 01 B), 8.75%, 9/1/2011	6,631,875
5,000,000		Lone Star Technologies, Inc., Sr. Sub. Note, 9.00%, 6/1/2011	4,675,000
3,275,000	[2,3]	Magnum Hunter Resources, Inc., Sr. Note, 9.60%, 3/15/2012	3,438,750
7,150,000		Pogo Producing Co., Sr. Sub. Note, 10.375%, 2/15/2009	7,757,750
3,275,000		Tesoro Petroleum Corp., Sr. Sub. Note (Series B), 9.625%, 11/1/2008	3,324,125

		TOTAL	57,315,625

		Printing & Publishing--2.5%
5,950,000		Advanstar Communications, Sr. Sub. Note, 12.00%, 2/15/2011	5,384,750
3,475,000	[5]	Advanstar, Inc., Unit, 0/15.00%, 10/15/2011	1,398,688
2,575,000		American Media Operations, Inc., Sr. Sub. Note, 10.25%, 5/1/2009	2,678,000
3,250,000	[2,3]	American Media Operations, Inc., Sr. Sub. Note, 10.25%, 5/1/2009	3,380,000
5,575,000		Belo (A.H.) Corp., Sr. Unsub. Note, 8.00%, 11/1/2008	5,712,201
2,900,000		Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 3/15/2007	3,001,500
4,800,000		Primedia, Inc., Sr. Note, 7.625%, 4/1/2008	4,104,000
2,000,000	[2,3,4]	Primedia, Inc., Sr. Note, 8.875%, 5/15/2011	1,810,000
3,450,000	[2,3]	Von Hoffmann Corp., Sr. Note, 10.25%, 3/15/2009	3,510,375
12,375,000	[5]	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	7,981,875
4,950,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	5,321,250
3,000,000		Ziff Davis Media, Inc., Sr. Sub. Note, 12.00%, 7/15/2010	975,000

		TOTAL	45,257,639

		Real Estate--0.2%
4,371,000		Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005	4,480,275

Principal Amount			Value
		CORPORATE BONDS--continued
		Retailers--1.5%
$3,300,000		Advance Stores Co., Inc., Company Guarantee, 10.25%, 4/15/2008	$3,506,250
3,475,000	[2,3]	Gap (The), Inc., Note, 8.80%, 12/15/2008	3,421,798
6,150,000		Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	6,580,500
1,425,000	[2,3]	PETCO Animal Supplies, Inc., Sr. Sub. Note, 10.75%, 11/1/2011	1,560,375
5,775,000		Penney (J.C.) Co., Inc., Note, 7.375%, 6/15/2004	5,724,469
4,050,000	[4]	Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007	3,933,563
2,450,000	[2,3]	United Auto Group, Inc., Sr. Sub. Note, 9.625%, 3/15/2012	2,529,625

		TOTAL	27,256,580

		Services--1.0%
4,975,000	[4]	American Tower Systems Corp., Sr. Note, 9.375%, 2/1/2009	3,731,250
4,050,000	[2,3]	Coinmach Corp., Sr. Note, 9.00%, 2/1/2010	4,212,000
2,075,000	[4,5]	Crown Castle International Corp., Sr. Disc. Note, 0/10.375%, 5/15/2011	1,234,625
7,425,000	[5]	Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	4,455,000
5,150,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	4,609,250

		TOTAL	18,242,125

		Steel--0.3%
6,200,000	[1]	Republic Technologies International, Inc., 13.75%, 7/15/2009	418,500
4,700,000		Ryerson Tull, Inc., Note, 9.125%, 7/15/2006	4,535,500

		TOTAL	4,954,000

		Surface Transportation--1.2%
7,175,000		Allied Holdings, Inc., Company Guarantee, 8.625%, 10/1/2007	5,345,375
6,975,000	[1,2]	AmeriTruck Distribution Corp., Sr. Sub. Note (Series B), 12.25%, 11/15/2005	0
4,400,000	[1,2]	Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	154,000
5,400,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	5,211,000
10,025,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	10,225,500

		TOTAL	20,935,875

		Telecommunications & Cellular--7.1%
12,375,000	[4,5]	AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	8,353,125
19,200,000	[5]	Alamosa PCS Holdings, Inc., Company Guarantee, 0/12.875%, 2/15/2010	9,504,000
5,300,000		Asia Global Crossing, Ltd., Sr. Note, 13.375%, 10/15/2010	874,500
14,325,000	[2,3,5]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%, 8/15/2008	3,975,188
9,300,000	[2,3,5]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007	2,743,500
9,475,000	[2,3,5]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/10.80%, 5/15/2009	2,321,375
12,150,000	[1,5]	Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	121,500
1,500,000	[1]	Global Crossing Holdings Ltd., Sr. Note, 9.125%, 11/15/2006	41,250
Principal Amount			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$14,200,000	[1]	Global Crossing Holdings Ltd., Company Guarantee, 9.50%, 11/15/2009	$390,500
6,125,000	[2,3]	Horizon PCS, Inc., Sr. Note, 13.75%, 6/15/2011	4,777,500
8,386,000	[5]	Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%, 12/1/2008	2,138,430
10,950,000	[1,2]	McLeodUSA, Inc., Sr. Disc. Note, 10.50%, 3/1/2007	2,573,250
2,000,000	[1,2]	McLeodUSA, Inc., Sr. Note, 8.125%, 2/15/2009	490,000
3,000,000	[1,2]	McLeodUSA, Inc., Sr. Note, 8.375%, 3/15/2008	735,000
4,725,000	[1,2]	McLeodUSA, Inc., Sr. Note, 9.25%, 7/15/2007	1,157,625
5,025,000	[1,2]	McLeodUSA, Inc., Sr. Note, 9.50%, 11/1/2008	1,231,125
12,225,000		Millicom International Cellular SA, Sr. Disc. Note, 13.50%, 6/1/2006	7,029,375
36,300,000	[4,5]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.95%, 2/15/2008	20,509,500
13,950,000	[5]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	9,276,750
9,275,000	[4]	NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	6,167,875
6,750,000	[1,5]	NEXTEL International, Inc., Sr. Disc. Note, 0/12.125%, 4/15/2008	371,250
4,355,000	[5]	NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	2,025,075
1,900,000	[2,3]	NEXTEL Partners, Inc., Sr. Note, 12.50%, 11/15/2009	1,320,500
7,950,000	[1,2,5]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/9.45%, 4/15/2008	914,250
14,150,000	[1,2,5]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.125%, 12/1/2009	1,485,750
22,825,000	[1,2,5]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.25%, 6/1/2009	2,168,375
12,025,000	[1]	PsiNet, Inc., Sr. Note, 10.00%, 2/15/2005	1,232,563
6,475,000	[1]	PsiNet, Inc., Sr. Note, 11.00%, 8/1/2009	663,688
4,750,000	[1]	PsiNet, Inc., Sr. Note, 11.50%, 11/1/2008	486,875
7,550,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	6,606,250
13,775,000	[1,5]	Teligent AB, Inc., Sr. Disc. Note, 0/11.50%, 3/1/2008	68,875
5,950,000	[5]	Tritel PCS, Inc., Sr. Sub Note, 0/12.75%, 5/15/2009	5,250,875
11,075,000	[5]	Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	9,801,375
1,650,000	[1]	Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	4,125
9,875,000	[1,5]	Viatel, Inc., Sr. Disc. Note, 0/12.50%, 4/15/2008	24,688
2,925,000	[1]	Viatel, Inc., Unit, 11.25%, 4/15/2008	7,313
11,196,000	[5]	VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	9,306,675
19,314,000	[1,5]	WinStar Communications, Inc., Sr. Sub. Defd. Deb., 0/14.75%, 4/15/2010	1,931

		TOTAL	126,151,801

		Utilities--3.8%
8,850,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	8,916,375
9,450,000	[4]	CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	9,828,000
7,150,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	7,489,625
7,175,000		Caithness Coso Funding Corp., Sr. Secd. Note, 9.05%, 12/15/2009	7,408,188
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utilities--continued
$2,000,000		Calpine Canada Energy Finance Corp., Company Guarantee, 8.50%, 5/1/2008	$1,600,000
30,500,000	[4]	Calpine Corp., Sr. Note, 8.50%, 2/15/2011	24,400,000
5,375,000		El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011	5,908,361
2,100,000	[5]	Niagara Mohawk Power Corp., Sr. Disc. Note (Series H), 0/8.50%, 7/1/2010	1,956,864

		TOTAL	67,507,413

		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,068,464,719)	1,680,211,267

		COMMON STOCKS--0.1%
3,475	[1]	Advanstar, Inc., Warrants	35
4,850	[1,2]	Electronic Retailing Systems International, Inc., Warrants	48
6,825	[1]	Jostens, Inc., Warrants	69,956
85,285	[1]	Loral Space & Communications Ltd., Warrants	106,606
7,500	[1]	Medianews Group, Inc.	694,687
1,750	[1,2,3]	Motels of America, Inc.	0
4,800	[1]	Pliant Corp., Warrants	21,600
6,200	[1]	Republic Technologies International, Inc., Warrants	62
237,797	[1]	Royal Oak Mines, Inc.	209
107,000	[1]	Russell Stanley Holdings, Inc.	32,100
46	[1]	Sullivan Graphics, Inc.	0
71,300	[1]	Systems Holdings, Inc.	0
14,150	[1]	UIH Australia/Pacific, Warrants	141
6,750	[1]	XM Satellite Radio, Inc., Warrants	172,125

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,779,616)	1,097,569

		PREFERRED STOCKS--1.9%
		Banking--0.2%
120,000		California Federal Preferred Capital Corp., REIT Perpetual Pfd. Stock (Series A), $2.28	3,011,256

		Broadcast Radio & TV--0.8%
138,025		Sinclair Capital, Cumulative Pfd., $11.63	14,561,638

		Business Equipment & Services--0.0%
2,538	[2]	Electronic Retailing Systems International, Inc., Conv. Pfd.	25

		Cable Television--0.1%
1,641		Pegasus Communications Corp., Cumulative PIK Pfd. (Series B), 12.75%	910,752

		Health Care--0.0%
25,498		River Holding Corp., Sr. Exchangeable PIK	395,219

Shares			Value
		PREFERRED STOCKS--continued
		Printing & Publishing--0.6%
13,675		Primedia, Inc., Cumulative Pfd. (Series D), $10.00	$772,638
128,025		Primedia, Inc., Exchangeable Pfd. Stock (Series H), $8.62	6,209,213
72,500		Primedia, Inc., Pfd., $9.20	3,697,500

		TOTAL	10,679,351

		Telecommunications & Cellular--0.2%
5,804		NEXTEL Communications, Inc., Cumulative PIK Pfd. (Series D), 13.00%	2,408,660
4,926		NEXTEL Communications, Inc., Exchangeable Pfd. Stock (Series E)	1,748,730

		TOTAL	4,157,390

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $52,699,460)	33,715,631

		MUTUAL FUND--1.4%
25,779,094		Federated Prime Value Obligations Fund (IS Shares) (at net asset value)	25,779,094

		TOTAL INVESTMENTS (IDENTIFIED COST $2,149,722,889)[6]	$1,740,803,561

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At March 31, 2002, these securities amounted to $208,767,268 which represents 11.7% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $189,784,388 which represents 10.7% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Directors.

4 Certain shares are temporarily on loan to unaffiliated broker/dealers.

5 Denotes a zero coupon bond with effective rate at time of purchase.

6 The cost of investments for federal tax purposes amounts to $2,146,098,552. The net unrealized depreciation of investments on a federal tax basis amounts to $405,294,991 which is comprised of $64,261,395 appreciation and $469,556,386 depreciation at March 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,780,146,328) at March 31, 2002.

The following acronyms are used throughout this portfolio:

PIK	--Payment in Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2002

Assets:
Total investments in securities, at value (identified cost $2,149,722,889)		$1,740,803,561
Cash held as collateral for securities lending		110,793,120
Income receivable		42,987,177
Receivable for investments sold		3,691,863
Receivable for shares sold		8,373,810

TOTAL ASSETS		1,906,649,531

Liabilities:
Payable for investments purchased	$11,125,521
Payable for shares redeemed	3,253,505
Payable on collateral due to broker	110,793,120
Accrued expenses	1,331,057

TOTAL LIABILITIES		126,503,203

Net assets for 231,780,737 shares outstanding		$1,780,146,328

Net Assets Consist of:
Paid in capital		$2,597,779,920
Net unrealized depreciation of investments		(408,919,328)
Accumulated net realized loss on investments		(401,064,270)
Distributions in excess of net investment income		(7,649,994)

TOTAL NET ASSETS		$1,780,146,328

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($678,052,193 ÷ 88,240,510 shares outstanding)		$7.68

Offering price per share (100/95.50 of $7.68)[1]		$8.04

Redemption proceeds per share		$7.68

Class B Shares:
Net asset value per share ($912,370,343 ÷ 118,834,514 shares outstanding)		$7.68

Offering price per share		$7.68

Redemption proceeds per share (94.50/100 of $7.68)[1]		$7.26

Class C Shares:
Net asset value per share ($189,723,792 ÷ 24,705,713 shares outstanding)		$7.68

Offering price per share		$7.68

Redemption proceeds per share (99.00/100 of $7.68)[1]		$7.60

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2002

Investment Income:
Dividends		$6,048,609
Interest		197,795,330

TOTAL INCOME		203,843,939

Expenses:
Investment adviser fee	$13,164,773
Administrative personnel and services fee	1,319,987
Custodian fees	103,819
Transfer and dividend disbursing agent fees and expenses	1,768,000
Directors'/Trustees' fees	22,322
Auditing fees	19,489
Legal fees	6,019
Portfolio accounting fees	223,573
Distribution services fee--Class B Shares	6,933,002
Distribution services fee--Class C Shares	1,392,158
Shareholder services fee--Class A Shares	1,613,204
Shareholder services fee--Class B Shares	2,311,001
Shareholder services fee--Class C Shares	464,053
Share registration costs	152,466
Printing and postage	225,818
Insurance premiums	1,795
Taxes	215,996
Miscellaneous	986

TOTAL EXPENSES	29,938,461

Expense Reduction:
Reimbursement of investment adviser fee	(5,596)

Net expenses		29,932,865

Net investment income		173,911,074

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(284,590,137)
Net change in unrealized depreciation of investments		81,208,136

Net realized and unrealized loss on investments		(203,382,001)

Change in net assets resulting from operations		$(29,470,927)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$173,911,074	$189,355,553
Net realized loss on investments	(284,590,137)	(75,913,213)
Net change in unrealized depreciation of investments	81,208,136	(164,292,984)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(29,470,927)	(50,850,644)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(68,657,744)	(73,889,705)
Class B Shares	(91,400,439)	(101,033,070)
Class C Shares	(18,315,895)	(19,973,051)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(178,374,078)	(194,895,826)

Share Transactions:
Proceeds from sale of shares	716,881,462	654,545,685
Net asset value of shares issued to shareholders in payment of distributions declared	98,883,167	107,698,458
Cost of shares redeemed	(670,507,373)	(706,435,267)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	145,257,256	55,808,876

Change in net assets	(62,587,749)	(189,937,594)

Net Assets:
Beginning of period	1,842,734,077	2,032,671,671

End of period	$1,780,146,328	$1,842,734,077

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$ 8.64	$ 9.82	$11.30	$12.10	$11.31
Income From Investment Operations:
Net investment income	0.83 [2]	0.96	0.99	1.01	1.00
Net realized and unrealized gain (loss) on investments	(0.94)[2]	(1.15)	(1.48)	(0.81)	0.79

TOTAL FROM INVESTMENT OPERATIONS	(0.11)	(0.19)	(0.49)	0.20	1.79

Less Distributions:
Distribution from net investment income	(0.85)	(0.99)	(0.99)	(1.00)	(1.00)

Net Asset Value, End of Period	$ 7.68	$ 8.64	$ 9.82	$11.30	$12.10

Total Return[3]	(1.17)%	(2.19)%	(4.65)%	1.94%	16.48%

Ratios to Average Net Assets:

Expenses	1.23%	1.24%	1.23%	1.19%	1.21%

Net investment income	10.37%[2]	10.33%	9.35%	8.79%	8.46%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$678,052	$666,546	$722,375	$829,982	$748,294

Portfolio turnover	40%	24%	26%	28%	58%

1 Beginning with the year ended March 31, 2000, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.01, a decrease to the net realized gain/loss per share by $0.01, and an increase to the ratio of net investment income to average net assets from 10.22% to 10.37%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002		2001	2000	1999	1998
Net Asset Value, Beginning of Period	$ 8.63		$ 9.81	$11.29	$12.09	$11.31
Income From Investment Operations:
Net investment income	0.75	[2]	0.89	0.91	0.92	0.91
Net realized and unrealized gain (loss) on investments	(0.91	) [2]	(1.15)	(1.48)	(0.80)	0.78

TOTAL FROM INVESTMENT OPERATIONS	(0.16)		(0.26)	(0.57)	0.12	1.69

Less Distributions:
Distribution from net investment income	(0.79)		(0.92)	(0.91)	(0.92)	(0.91)

Net Asset Value, End of Period	$ 7.68		$ 8.63	$ 9.81	$11.29	$12.09

Total Return[3]	(1.79)%		(2.93)%	(5.37)%	1.18%	15.52%

Ratios to Average Net Assets:

Expenses	1.98%		1.99%	1.98%	1.94%	1.97%

Net investment income	9.64%[2]		9.58%	8.60%	8.05%	7.76%

Expense waiver/reimbursement[4]	0.00%[5]		0.00%[5]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$912,370		$977,317	$1,091,630	$1,239,882	$980,125

Portfolio turnover	40%		24%	26%	28%	58%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.02, a decrease to the net realized gain/loss per share by $0.02, and an increase to the ratio of net investment income to average net assets from 9.48% to 9.64%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$ 8.63	$ 9.81	$11.30	$12.09	$11.31
Income From Investment Operations:
Net investment income	0.75 [2]	0.89	0.92	0.92	0.91
Net realized and unrealized gain (loss) on investments	(0.91)[2]	(1.15)	(1.50)	(0.79)	0.78

TOTAL FROM INVESTMENT OPERATIONS	(0.16)	(0.26)	(0.58)	0.13	1.69

Less Distributions:
Distribution from net investment income	(0.79)	(0.92)	(0.91)	(0.92)	(0.91)

Net Asset Value, End of Period	$ 7.68	$ 8.63	$ 9.81	$11.30	$12.09

Total Return[3]	(1.79)%	(2.93)%	(5.46)%	1.26%	15.51%

Ratios to Average Net Assets:

Expenses	1.98%	1.99%	1.98%	1.94%	1.97%

Net investment income	9.63%[2]	9.58%	8.61%	8.05%	7.74%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$189,724	$198,871	$218,667	$230,640	$190,480

Portfolio turnover	40%	24%	26%	28%	58%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.01, a decrease to the net realized gain/loss per share by $0.01, and an increase to the ratio of net investment income to average net assets from 9.48% to 9.63%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2002

ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/ amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 4/1/2001		For the Year Ended 3/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized (Gain) Loss
Increase (Decrease)	$(1,489,330)	$1,489,330	$2,706,403	$(2,364,306)	$(342,097)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Loss	Distributions in Excess of Net Investment Income
$27,714	$1,860,482	$(1,888,196)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of March 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$178,374,078
Long-term capital gains	--

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 1,399,173

Undistributed long-term capital gains	--

Unrealized depreciation	$405,294,991

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of premium and discount and wash sales loss deferrals.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $308,274,329 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 7,781,576

2009	$ 54,885,122

2010	$245,607,631

Additionally, net capital losses of 79,410,087 attributable to security transactions incurred after October 31, 2001, are treated as arising on April 1, 2002, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of March 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$105,345,916	$110,793,120

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at March 31, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
AEI Holding Co., Inc., Sr. Note	12/15/1998 - 1/14/1999	$ 8,552,113

AEI Resources, Inc., Sr. Sub. Note	12/7/1998 - 4/8/1999	11,470,000

AMF Bowling Worldwide, Company Guarantee	3/7/1996	2,450,000

AMF Bowling Worldwide, Sr. Disc. Note	3/7/1996 - 5/28/1998	6,888,273

Ameritruck Distribution Corp., Sr. Sub. Note	11/10/1995 - 10/22/1997	7,036,028

Clark Material Handling Corp., Company Guarantee	11/22/1996 - 3/20/1997	8,651,625

Condor Systems, Inc., Sr. Sub. Note	4/8/1999 -- 4/12/1999	2,199,750

Dyersburg Corp., Company Guarantee	8/20/1997 - 10/20/1997	6,098,813

Electronic Retailing Systems International, Inc., Warrants	1/21/1997	284,458

Glenoit Corp., Sr. Sub. Note	3/26/1997 -- 8/19/1997	7,280,944

Holt Group, Inc., Company Guarantee	1/14/1998 - 2/9/1998	4,463,000

NEXTLINK Communications, Inc., Sr. Disc. Note	3/27/1998 - 10/19/1999	4,914,828

NEXTLINK Communications, Inc., Sr. Disc. Note	5/25/1999 - 2/9/2000	12,749,816

NEXTLINK Communications, Inc., Sr. Disc. Note	11/12/1999	7,818,865

Pillowtex Corp., Sr. Sub. Note	12/15/1997 -- 2/17/1999	5,768,500

Pillowtex Corp., Sr. Sub. Note	11/6/1996 - 12/3/1997	6,744,313

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2002, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	4,000,000,000
Class B Shares	2,000,000,000
Class C Shares	4,000,000,000
TOTAL	10,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	50,045,830	$394,338,787	30,409,368	$279,061,802
Shares issued to shareholders in payment of distributions declared	5,529,007	43,822,519	4,906,789	45,489,660
Shares redeemed	(44,498,821)	(352,377,684)	(31,745,810)	(292,158,247)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	11,076,016	$85,783,622	3,570,347	$32,393,215

Year Ended March 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	33,005,007	$261,714,122	31,657,360	$292,277,388
Shares issued to shareholders in payment of distributions declared	5,572,582	44,195,444	5,388,956	50,018,533
Shares redeemed	(32,959,394)	(259,571,118)	(35,106,851)	(325,559,532)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	5,618,195	$46,338,448	1,939,465	$16,736,389

Year Ended March 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	7,699,924	$60,828,553	9,013,778	$83,206,495
Shares issued to shareholders in payment of distributions declared	1,368,407	10,865,204	1,313,040	12,190,265
Shares redeemed	(7,396,865)	(58,558,571)	(9,581,298)	(88,717,488)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,671,466	$13,135,186	745,520	$6,679,272

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	18,365,677	$145,257,256	6,255,332	$55,808,876

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2002, were as follows:

Purchases	$783,957,544

Sales	$659,188,920

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED HIGH INCOME BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund, Inc. (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 1999 were audited by other auditors whose report, dated May 20, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated High Income Bond Fund, Inc. at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
May 10, 2002

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: October 1977	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 EXECUTIVE VICE PRESIDENT AND DIRECTOR Began serving: July 1987

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).
..
Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT

Mark E. Durbiano has been the Fund's Portfolio Manager since August 1989. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated High Income Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195306

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8042507 (5/02)